UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 3, 2023
Date of Report (date of earliest event reported)

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4200 Marathon Blvd., Suite 200
Austin, Texas 78756
(Address of Principal Executive Offices)
(512) 215-2630
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

    On May 3, 2023, Lumos Pharma, Inc., a Delaware corporation (the “Company”), issued a press release providing an operational update and reporting results for the first quarter ended March 31, 2023 ("Press Release").

A copy of the Press Release and the First Quarter 2023 Financial Results Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2 attached hereto are furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated May 3, 2023, entitled "Lumos Pharma Reports First Quarter 2023 Financial Results, Provides Clinical Updates"
99.2	First Quarter 2023 Financial Results Presentation

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    May 3, 2023

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer